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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                   Date of report:  (Date of earliest event
                          Reported)  August 29, 1995

                        DYNA GROUP INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


      Nevada                        0-17385                  87-0404753
    (State of                     (Commission            (I.R.S. Employer
    Incorporation)                 File No.)             Identification No.)

1801 West 16th St., Broadview, Illinois                         60153
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number including area code:
                                (708) 450-9200

                                     N/A

        (Former name or former address, if changed since last report)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

        Dyna Group International, Inc., (the "Company") has dismissed Arthur Andersen LLP its independent public accountants, effective August 29, 1995.

        In connection with the audits of the two most recent fiscal years, and during the interim period prior to the dismissal, there have been no disagreements with the former accountants on any matter or accounting principle or practice, financial statement disclosure, or auditing scope or procedure.

        The former accountants report on the financial statements of the Company for each of the past two years was unqualified.

        The Company has engaged BDO Seidman, LLP as its new independent public accountants effective with the dismissal of its former accountants. During the Company's two most recent fiscal years and during the interim period prior to engagement, there have been no consultations with the newly engaged accountants with regard to either the application of accounting principle as to any specific transaction, either completed or proposed; the type of audit opinion that would be rendered on the Company's financial statements; or any matter of disagreements with the former accountants.

        The Company's Board of Directors approved management's recommendation to change accountants.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        C.  Exhibits:
            16.1  Former Accountants Letter


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        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DYNA GROUP INTERNATIONAL, INC.
                                 -----------------------------------
                                 (Registrant)


Date: August 29, 1995                   By: /s/ Thomas J. Heslinga
                                            --------------------------
                                            Thomas J. Heslinga
                                            Controller/Treasurer
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                                EXHIBIT INDEX
                                -------------



Exhibit
Number                                          Description
- -------                                         -------------
16.1                                          Former Accountants Letter
